UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: January 7, 2013

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA		94404
(Address of principal executive offices)		(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 7, 2013, SciClone Pharmaceuticals, Inc. (the “Company” or “SciClone”) issued a press release announcing anticipated 2012 year-end cash position, and provided its 2013 initial revenue, earnings per share and year-end cash guidance. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Gary S. Titus, Chief Financial Officer and Senior Vice President, Finance of the Company intends to leave the company. Mr. Titus has not resigned, but it is expected that his last date of employment will be on or around May 31, 2013. Mr. Titus anticipates that he will leave the Company to pursue another position. The Company believes Mr. Titus has made an outstanding effort in his position and has determined to provide incentives for Mr. Titus to stay with the Company, and provide for a smooth transition to a new Chief Financial Officer.

(d) On January 5, 2013, the Compensation Committee of the Board of Directors approved additional compensation arrangements for Mr. Titus to provide incentives for him to remain with SciClone through May 31, 2013, and to reward him for his continuing efforts and performance. Provided Mr. Titus remains with the Company through such dates, he will receive a payment of $100,000 when the Company files its Form 10-K for fiscal 2013, and a payment of $100,000 if he is still with the Company on May 31, 2013. SciClone has also agreed that, provided Mr. Titus stays through May 31, 2013, the Company will, for up to six months, continue to pay Mr. Titus an amount equal to his monthly compensation until he has a position with another employer. In addition, if Mr. Titus stays through May 31, 2013, he will have up to 12 months thereafter to exercise his then vested options to acquire SciClone Common Stock.

Item 7.01	Regulation FD Disclosure.

A copy of the presentation slides to be used by SciClone in investor presentations commencing January 7, 2013 is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit 99.1	Press release dated January 7, 2013.

Exhibit 99.2	Investor Presentation slides regarding SciClone Pharmaceuticals, Inc. furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2013	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Gary S. Titus
Gary S. Titus
Chief Financial Officer and Senior Vice President, Finance

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 7, 2013.

99.2	Investor Presentation slides regarding SciClone Pharmaceuticals, Inc. furnished herewith.